REINSURANCE COVER NOTE
                                                        Agreement No. BN970046

                 MEMORANDUM OF REINSURANCE ISSUED ON BEHALF OF:

REINSURED:           HOME STATE INSURANCE GROUP
---------

                     NEW YORK MERCHANT BAKERS INSURANCE COMPANY
                     Binghamton, New York
                     HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK Binghamton, New York
                     (hereinafter referred to as the "Company")

TYPE:                PROPERTY CATASTROPHE
----                 EXCESS OF LOSS REINSURANCE AGREEMENT

PERIOD:              Losses occurring during the period January 1, 1997 to
------               December 31, 1997, both days inclusive.

                     Should this Agreement terminate while a loss occurrence is in progress, the Reinsurers shall be liable for their share of all individual losses resulting from such loss occurrences whether any such individual losses take place before or after such termination.

CLASS:               All in-force, new and renewal business classified by the
-----                Company as Automobile Physical Damage and Property
                     business.

EXCLUSIONS:          This Agreement shall not apply to:
----------

                     1. Bodily Injury and Property Damage Liability including Personal Injury Liability and Medical Payments.
                     2.   Personal Accident and Health.
                     3. Assumed reinsurance other than business assumed via intra-company reinsurance and from United Pacific Insurance Company for the Dave, Inc. policy.
                     4. Loss or liability excluded by the provisions of the "Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance."
                     5.   Financial Guarantee and Insolvency.
                     6.   Insolvency Funds.
                     7. War Risks as described in the North American War Risk Exclusion Clause.
                     8. Loss or liability as excluded by the provisions of the "Pools Exclusions Clause." It is understood and agreed that this exclusion shall not apply to individual risks assigned to the Company under an "Assigned Risk" plan.
                     9.   Seepage and Pollution.
                    10.   Transmission and Distribution Lines.
                    11. Extra Contractual Obligations and Losses in Excess of Policy Limits.

TERRITORY:           As per the Company's original policies.
---------

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
                                                        REINSURANCE COVER NOTE
                                                        Agreement No. BN970046

LIMIT AND
RETENTION:           $500,000 Ultimate Net Loss each and every loss occurrence
---------            in excess of $500,000 Ultimate Net Loss each and every loss occurrence.

REINSTATEMENT:       One reinstatement of limit for all perils at pro rata
-------------        additional premium as to amount and 100% as to time.
                     Simultaneous settlement of reinstatement premium with loss payment.

RATE:                1.305% of the Company's gross net earned premium income,
----                 estimated to be $8,230,000 for 1997.

DEPOSIT
PREMIUM:             $107,500 payable in four equal quarterly installments of
-------              $26,875 each at January 1, April 1, July 1 and October 1,
                     1997.

                     The New York Pool consists of: New York Merchant Bakers Insurance Company (85%); Home Mutual Insurance Company of Binghamton, New York (15%).

MINIMUM
PREMIUM:             $86,000 annually.
-------

WARRANTY:            The Company agrees to carry at its own risk and not
--------             reinsured in any way the remaining 5% of each excess net
                     loss for which claim is made on the reinsurance limits specified herein.

CLAUSES:             Parties to the Agreement.
-------              Net Retained Lines.
                     Ultimate Net Loss - loss adjustment expensed included.
                     Subrogation.
                     Salvage and Recoveries.
                     Underlying Excess.
                     Definition of Loss Occurrence to follow Lloyd's NMA 2244-
                       Amended; no reinstatement in the same event.
                     Loss Notice and Settlement.
                     Funding of Reserves.
                     Offset
                     Original Conditions.
                     Currency.
                     Taxes.
                     Federal Excise Tax.
                     Errors and Omissions.
                     Access to Records.
                     Service of Suit - NMA 1998 - Mendes and Mount (where
                       applicable).
                     Arbitration.
                     Insolvency.
                     Minet Re North America, Inc. Intermediary.


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
                                                        REINSURANCE COVER NOTE
                                                        Agreement No. BN970046

WORDING:             As per expiring Reinsurance Agreement as far as applicable
-------              and as noted herein, which complies with the requirements
                     of the State of New York Insurance Department.

Reinsurers Effective January 1, 1997:
------------------------------------

                                                               %              FEIN             NAIC
                                                               -              ----             ----

   Through Swire Fraser Insurance Brokers Limited:
   ----------------------------------------------
   Underwriting Members of Lloyd's                          78.334%        AA-1122000
      London, England  (as per Schedule)
   The Copenhagen Reinsurance Company                        3.333%
     (UK) Limited, London, England                                         AA-1120440
   Terra Nova Insurance Company Limited,                    13.333%
     London, England                                        -------        AA-1121425

                                    Placement Total:        95.000%
                                                            =======

We will periodically provide a list of those companies with which Minet Re North America, Inc. is affiliated, which may be parties to this placement. This list is available on request.

                                           For and on behalf of:

                                           MINET RE NORTH AMERICA, INC.

                                           -------------------------
                                             Senior Vice President

HOME STATE INSURANCE GROUP

NEW YORK MERCHANT BAKERS INSURANCE COMPANY
HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK



-------------------------------
     Authorized Signature

-------------------------------
             Date

Please examine this document carefully and advise us immediately if any of the details or the security used are not in accordance with your order or requirements.


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
                                                        REINSURANCE COVER NOTE
                                                        Agreement No. BN970046

                                   SCHEDULE OF

                  UNDERWRITING MEMBERS OF LLOYD'S PARTICIPATION

                              PROPERTY CATASTROPHE
                      EXCESS OF LOSS REINSURANCE AGREEMENT
                      ------------------------------------
                                   (BN970046)

   Syndicate           Pseudonym               ACIN                Share
   ---------           ---------               ----                -----

      435                 DPM               AA-1126435             9.999%
      566                 STN               AA-1126566             6.667%
      623                 AFB               AA-1126623             6.667%
      780                 BFC               AA-1126780             6.667%
      382                 PWH               AA-1126382            15.667%
       40                 KJC               AA-1126040             8.333%
     1028                 HRD               AA-1127028             6.667%
      958                 GSC               AA-1126958            10.000%
      219                 RAE               AA-1126219             6.667%
                                                                   ------

Total Participation                                               78.334%
                                                                  -------
through the
Underwriting Members of Lloyd's, London


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